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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)     August 23, 2000
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                            TERREMARK WORLDWIDE, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



            0-22520                                     52-1981922
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    (Commission File Number)                 (IRS Employer Identification No.)




                             2601 S. Bayshore Drive
                              Miami, Florida 33133
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (305) 856-3200
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                                   AMTEC, INC.
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          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 28, 2000, Terremark Holdings, Inc., a Florida corporation ("Terremark"), merged with and into AmTec, Inc., a Delaware corporation ("AmTec"). Pursuant to the merger agreement, dated as of November 24, 1999, as amended, AmTec was the surviving corporation, and its name has been changed to Terremark Worldwide, Inc. ("Terremark Worldwide").

         Prior to the transaction with Terremark, Deloitte & Touche LLP ("D&T") was engaged by AmTec to perform the audit of AmTec's March 31, 2000 financial statements. As a result of the transaction with Terremark, PricewaterhouseCoopers, LLP ("PwC") was engaged by Terremark Worldwide as its principal accountants to audit the Terremark Worldwide financial statements for the year ending March 31, 2001. The engagement of PwC was made effective
April 28, 2000.

         The decision to change independent accountants was not recommended or approved by AmTec's board of directors or the audit committee of its board of directors. However, the decision to retain one independent accounting firm was made by the board of directors of Terremark Worldwide on April 28, 2000.

         During AmTec's two most recent fiscal years ended March 31, 2000, and through June 29, 2000, the date of filing of the Annual Report on Form 10-K for the year ended March 31, 2000, there were no disagreements between management and D&T on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T, would have cause D&T to make reference to the subject matter of the disagreement in connection with its report. In addition, the financial statements of AmTec for such periods contained no adverse opinion or disclaimers of opinion, and were not qualified or modified in any way. Also, during this same period there were no reportable events as defined or listed in Item 304 of Regulation S-K.

         D&T has furnished the registrant with a letter, filed herewith as
Exhibit 16, expressing its agreement with the representations made in this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits


     Exhibit
      Number                               Description
      ------                               -----------
        16         Letter re:  Change in certifying accountant (filed herewith).





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TERREMARK WORLDWIDE, INC.



Dated:  August 23, 2000           By: /s/ Manuel D. Medina
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                                      Name: Manuel D. Medina
                                      Its: Chairman and Chief Executive Officer








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